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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported) JUNE 16, 2000


                          INTERNET SPORTS NETWORK, INC.
             (Exact name of registrant as specified in its charter)

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                                     Florida
                 (State or other jurisdiction of incorporation)


       000-22855                                           65-0704152
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(Commission File Number)                       (IRS Employer Identification No.)


101 BLOOR STREET WEST, SUITE 200, TORONTO, ONTARIO, CANADA,             M5S 2Z7
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (416) 599-8800
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                                      N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

RESIGNATION OF REGISTRANT'S DIRECTORS

On June 16, 2000, Internet Sports Network, Inc. (the "Company") announced the following items:

          1. The appointment of J. Thomas Murray to the Board of Directors of the Company;

          2. The resignation of Mr. Geoff Ford and Mr. Ken Crema from the Board of Directors of the Company; and

          3. A reverse stock split of six to one. The record date of the reverse stock split will be June 27, 2000 and will be effective for trading beginning on Wednesday June 28, 2000.

The Company has no reason to believe that there was any disagreement by Mr. Ford or Mr. Crema with any of the Company's operations, policies, or practices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         99.1     Press Release dated June 16, 2000

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     June 21, 2000                          INTERNET SPORTS NETWORK, INC.



                                                  /s/ Andrew DeFrancesco
                                                  -----------------------------
                                                  By: Andrew DeFrancesco
                                                  Its: CEO and Chairman


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